UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2023

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                        #0-8463                                        95-2990441

(State or other jurisdiction                            (Commission File                    (IRS Employer Identification

of incorporation)                                            Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignation of Chief Executive Officer

The Annual Meeting of the Shareholders of Pismo Coast Village, Inc. was held on January 21, 2023, at 9:00 a.m. at the Clark Center for the Performing Arts Forbes Hall Theater, 487 Fair Oaks Avenue, Arroyo Grande, California 93420. At that meeting, Jay Jamison tendered his resignation as Chief Executive Officer of Pismo Coast Village, Inc., effective January 21, 2023. Mr. Jamison’s resignation was submitted due to his personal decision to retire and was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. A resolution was then passed which resolved that the newly elected Board President for the year 2023 assume the responsibilities of Chief Executive Officer of the Corporation, in being which was George Pappi, Jr.

ITEM 5.07         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Election of Directors

The Annual Meeting of the Shareholders of Pismo Coast Village, Inc. was held on January 21, 2023, at 9:00 a.m. at the Clark Center for the Performing Arts Forbes Hall Theater, 487 Fair Oaks Avenue, Arroyo Grande, California 93420. At that meeting, the following Directors were elected to serve until the annual meeting in January 2024, or until successors are elected and have qualified.

Following each elected Director’s name is the total number of votes cast for that Director:

Bessom, David	579
Blank, Sam	557
Buchaklian, Harry	589
Colvin, Suzanne	560
Enns, Rodney	559
Fischer, William	555
Hardesty, Wayne	594
Hughes, Terris	558
Johnson, Marcus	558
King, Karen	614
Nelson, Garry	560
Nunlist, Ronald	558
Pappi, Jr., George	578
Plumley, Dwight	723
Roberts, Jerry	559
Skaggs, Brian	558
Willems, Gary	560
Williams, Jack	577

Further, the following additional matters were voted upon at the meeting, and the number of affirmative votes and negative votes cast with respect to each such matter is set forth below:

Proposal to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accounts for the Company for Fiscal Year 2022 – 2023:

Affirmative Votes	563
Negative Votes	1
Abstentions	18

OTHER INFORMATION

The Annual Meeting of the Shareholders of Pismo Coast Village, Inc. was held on January 21, 2023, at 9:00 a.m. at the Clark Center for the Performing Arts Forbes Hall Theater, 487 Fair Oaks Avenue, Arroyo Grande, California 93420. Following that meeting, the newly elected Board held a reorganizational meeting at which the following officers were elected to serve until the next Annual Shareholders’ Meeting:

President	George Pappi, Jr.
Executive Vice President	Karen King
Vice President – Finance/Chief Financial Officer	Jack Williams
Vice President – Operations	Rodney Enns
Vice President – Secretary	Gary Willems
Assistant Corporate Secretary	Lesley Marr

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date: January 24, 2023	/s/ LESLEY MARR
Lesley Marr
General Manager

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